ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2011
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

14. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consisted of the following:

	December 31,
	2010	2011
Government subsidies(a)	$7,211,625	$24,170,765
Accrued employee compensation	8,671,334	15,091,608
Accrued royalty(b)	5,446,604	6,562,351
Dividend payable(c)	—	4,725,846
Accrued research and development expenses(d)	4,000,000	7,149,883
Accrued professional service fee	967,704	1,566,687
Employee individual income tax payable withheld	1,874,374	2,264,751
Customer deposits	1,149,250	1,244,111
Accrued warranty(f)	427,581	1,199,348
Accrued contingent loss relating to litigations (Note 22)	845,577	888,762
Accrued goods rebate to customers	3,971,460	—
Subsidies received from a telecom operator for TD-SCDMA product development(e)	2,959,518	—
Other accrued expenses and current liabilities	2,122,348	1,790,078
	$39,647,375	$66,654,190

(a) Government subsidies

The Company received subsidies from the Chinese government to fund certain research and development activities and acquisition of equipment, which amounted to $4.9 million, $11.4 million and $20.0 million in 2009, 2010 and 2011, respectively.

Amounts of $1,510,864, $5,000,912 and $2,872,830 of the government subsidies received have been applied to research and development activities and recorded as a reduction of research and development expenses incurred for the years ended December 31, 2009, 2010 and 2011, respectively. Refer to Note 12 for government subsidies received that have been applied to off-setting interest expenses.

Amounts of $1,017,956, $326,628 and $159,043 of the government subsidies received have been used for the acquisition of specific equipment and recorded as a reduction of the cost of that equipment for the years ended December 31, 2009, 2010 and 2011, respectively.

Included in the accrued expenses and other current liabilities of the consolidated balance sheets as of December 31, 2010 and 2011 were government subsidies relating to research and development activities of $7,211,625 and $24,170,765, respectively, as the conditions for those specific research and development projects to earn the subsidies have not been met. The government grants received will be recognized as a reduction to research and development expense or as a reduction to the carrying value of the related depreciable assets, when the Company meets all milestones and conditions indicated in the grant agreement.

(b) Royalty

The Company has entered into certain license and technology agreements with third parties, which require the Company to pay royalty for sale of products using the relevant technology license or to pay the minimum royalty according to the term of the agreements. The Company recorded royalty expense of $3,228,805, $14,439,235 and $23,929,672 for the years ended December 31, 2009, 2010 and 2011, respectively. Royalty expense is included as part of cost of revenue upon the corresponding revenue being recognized.

(c) Dividend payable

In the second, third and fourth quarters of 2011, the Company announced quarterly dividends of $0.05, $0.05 and $0.10 per ADS, respectively, to shareholders. As of December 31, 2011, the Company had paid out the second and third quarter dividend and the fourth quarter dividend in the aggregate amount of $4.7 million was recorded as a liability.

(d) Accrued research and development expenses

The Company entered into a R&D contract with a third-party supplier in October 2010. According to the agreement, the Company would reimburse the R&D costs incurred by the supplier with a non-refundable amount of $7 million. The completion of the R&D project will help the supplier and the Company with reducing production costs through savings in material consumption, reduction in failure rate and improvement in efficiency. The R&D project has been completed in the fourth quarter of 2010 according to the schedule specified in the agreement. The Company charged this $7 million to research and development expenses in 2010 and as of December 31, 2010, the Company recorded $3 million under “Accounts Payable” upon receiving of billing from the supplier and the remaining $4 million under accrued expenses and other current liabilities. The Company paid the $7 million in 2011.

In 2011, to expedite its R&D process, the Company entered into certain R&D agreements with other third parties to outsource some of its R&D activities. As of December 31, 2011, accrued expenses related to these R&D agreements amounted to $7.1 million.

In 2009, 2010 and 2011, nil, $7 million and $25 million, respectively, were expensed off relating to outsourced R&D activities.

(e) Subsidies received from a telecommunication operator for TD-SCDMA product development

Spreadtrum Shanghai entered into two multi-party contracts with a telecom operator (the “operator”) in the second quarter of 2009 to participate in the operator’s sponsored subsidized program for the promotion of TD-SCDMA products. According to the contracts, the operator would contribute certain research and development funds to Spreadtrum Shanghai to subsidize its research and development of TD-SCDMA products if Spreadtrum Shanghai were to achieve certain milestones and targets. If Spreadtrum Shanghai were to fail to achieve such milestones and targets, Spreadtrum Shanghai would be required to return all research and development funds received and, in addition, subject to penalties equal to a portion of the funds received.

As of December 31, 2009, Spreadtrum Shanghai has received from the operator RMB39.2 million funds (approximately $5.7 million) in the aggregate, representing RMB19.6 million (approximately $2.9 million) for each of the two contracts, which funds were included in accrued expenses and other liabilities. Spreadtrum Shanghai did not receive any such funds in 2010. As of December 31, 2010, Spreadtrum Shanghai had substantially fulfilled major milestones and passed critical performance tests which were required under one of the contracts, in connection with the aforementioned receipts. Accordingly, Spreadtrum Shanghai recognized subsidies of RMB19.6 million (approximately $2.9 million) as a reduction of research and development expenses.

In 2011, Spreadtrum Shanghai received from the operator an additional amount of RMB49.0 million (approximately $7.4 million) in the aggregate, representing RMB24.5 million (approximately $3.7 million) for each of the two contracts. As of December 31, 2011, Spreadtrum Shanghai had substantially fulfilled all major milestones and passed critical performance tests which were required under the contracts, in connection with the aforementioned receipts. Accordingly, Spreadtrum Shanghai recognized subsidies of RMB68.6 million (approximately $10.3 million), including RMB19.6 million (approximately $2.9 million) carried forward from 2010 and RMB49.0 million (approximately $7.4 million) received in 2011, as a reduction of research and development expenses in 2011.

(f) Warranty

The change in accrued warranty was summarized as follows:

	December 31,
	2009	2010	2011
Beginning balance	$537,209	$136,239	$427,581
Warranty provision	636,968	1,206,018	2,055,371
Warranty cost incurred	(1,037,938)	(914,676)	(1,283,604)
Ending balance	$136,239	$427,581	$1,199,348

The Company offers a one-year warranty on all of its products and accrues the estimated cost of product warranty at the time when revenue is recognized.